Other (Income) Expense, Net (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Other (income) expense, net
Net gains related to investments	$ (17)	$ (19)	$ (23)
Change in fair value of contingent payment liabilities	(97)	124	18
Other	12	(1)	6
Other (income) expense, net	$ (102)	$ 104	$ 1